4th Quarter 2020 Results Investor Presentation Exhibit 99.2

Cautionary Statements This presentation contains forward-looking statements, as defined by federal securities laws, including, among other forward-looking statements, certain plans, expectations and goals. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this presentation are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including, without limitation, the following: general competitive, economic, unemployment, political and market conditions and fluctuations, including real estate market conditions, and the effects of such conditions and fluctuations on the creditworthiness of borrowers, collateral values, asset recovery values and the value of investment securities; movements in interest rates and their impacts on net interest margin; expectations on credit quality and performance; legislative and regulatory changes; changes in U.S. government monetary and fiscal policy, including any changes that result from recent U.S. elections; the impact of the COVID-19 pandemic on the general economy, our customers and the allowance for loan losses; the benefits that may be realized by our customers from government assistance programs and regulatory actions related to the COVID-19 pandemic; the potential impact of the proposed phase-out of the London Interbank Offered Rate (“LIBOR”) or other changes involving LIBOR; competitive pressures on product pricing and services; the cost savings and any revenue synergies expected to result from acquisition transactions, which may not be fully realized within the expected timeframes if at all; the success and timing of other business strategies; our outlook and long-term goals for future growth; and natural disasters, geopolitical events, acts of war or terrorism or other hostilities, public health crises and other catastrophic events beyond our control. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended, and its subsequently filed periodic reports and other filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements.

Risk Management Operating Strength Diversification Entered pandemic in position of strength and forward momentum: Well capitalized Strong liquidity and continued funding opportunities Premier Southeastern markets Historically top quartile return on assets (≥1.50% ROA for last three years) Disciplined rate cuts on funding side while growing core deposits Focus on expense control and improved operating efficiency Culture of discipline Geographic Diversification Balance Sheet Diversification: CRE concentrations are moderate Diversified loan portfolio across geography and product lines

4th Quarter 2020 Financial Results

Earnings Summary – Adjusted Basis (dollars in thousands, except per share data) Quarter to Date Results Year To Date Results 4Q20 4Q19 Change 2020 2019 Change Adjusted Net Income $ 101,995 $ 66,608 53% $ 300,501 $ 222,944 35% Adjusted Net Income Per Share $ 1.47 $ 0.96 53% $ 4.33 $ 3.80 14% Adjusted Return on Assets 2.04% 1.47% 39% 1.56% 1.52% 2% Adjusted Return on TCE 25.04% 18.45% 36% 19.77% 18.74% 5% Net Interest Margin 3.64% 3.86% -6% 3.70% 3.88% -5% Adjusted Efficiency Ratio 52.67% 55.61% -5% 52.17% 55.67% -6% Adjusted Net Overhead Ratio 0.77% 1.39% -44% 0.74% 1.33% -44%

4Q 2020 Operating Highlights Net income of $94.3 million, or $1.36 per diluted share Adjusted net income of $102.0 million, or $1.47 per diluted share Adjusted efficiency ratio of 52.67%, compared with 47.34% in 3Q20 Adjusted ROA of 2.04%, compared with 2.35% in 3Q20 Adjusted ROTCE of 25.04%, compared with 30.53% in 3Q20 Net interest margin of 3.64%, flat compared with 3Q20 TBV increased $1.23 per share to $23.69 per share, compared with $22.46 at the end of 3Q20 Non-performing assets decreased 34 basis points to 0.48% of total assets, compared with 0.82% at September 30, 2020

2020 YTD Operating Highlights Net income of $262.0 million, or $3.77 per diluted shares, after pre-tax provision for credit losses of $145.4 million Adjusted net income of $300.5 million, or $4.33 per diluted share Growth in adjusted total revenue of $424.1 million, or 60.2% when compared with 2019 Adjusted efficiency ratio of 52.17%, compared with 55.67% for 2019 Adjusted ROA of 1.56%, compared with 1.52% for 2019 Adjusted ROTCE of 19.77%, compared with 18.74% for 2019 Net interest margin of 3.70%, compared with 3.88% for 2019 Total loan growth of $1.7 billion including PPP loans; Organic loan growth of 6.5% annualized, excluding PPP loans Improvement in deposit mix such that noninterest bearing deposits represent 36.27% of total deposits, up from 29.94% at 4Q19

Operating Highlights

(dollars in thousands)	*For the quarter*		*For the year to date period*	
	4Q20	4Q19	2020	2019
Asset Growth [(1)]	**564,787**	**478,302**	**2,196,059**	**6,799,064**
Asset Growth Rate	*11.37%*	*10.77%*	*12.04%*	*59.41%*
Organic Loan Growth	**(462,668)**	**(95,095)**	**1,662,449**	**751,811**
Organic Loan Growth Rate	*-12.38%*	*-3.03%*	*12.97%*	*9.16%*
Organic Loan Growth Ex. PPP	**(225,091)**	**(95,095)**	**834,848**	**751,811**
Organic Loan Growth Rate Ex. PPP	*-6.70%*	*-3.03%*	*6.51%*	*9.16%*
Total Revenue	**275,599**	**210,464**	**1,084,253**	**703,279**
Total Revenue Growth	*-57.17%*	*-27.10%*	*54.17%*	*52.29%*
Adjusted Operating Expenses [(2)]	**150,858**	**118,273**	**588,747**	**392,142**
Adjusted OPEX Growth	*-5.72%*	*-26.46%*	*50.14%*	*49.77%*
Adjusted Efficiency [(3)]	**52.67%**	**55.61%**	**52.17%**	**55.67%**

(1) Asset growth is materially impacted in 2019 by the acquisition of Fidelity Bank
(2) Adjusted Operating Expenses exclude merger and conversion charges, restructuring charges related to branch consolidation plan and efficiency initiatives, natural disaster and pandemic charges, expenses related to SEC and DOJ investigation and (gain) loss on sale of premises.
(3) Adjusted Efficiency ratio is Adjusted Operating Expenses divided by Net Interest Income (TE) plus Non-Interest Income, excluding gain/loss on securities, gain on BOLI proceeds and servicing right impairment/recovery

Growth rates are annualized for the applicable periods

7

Total Revenue Spread Revenues Quarterly growth in average earning assets of $80.1 million, or 0.4%, from 3Q20 to 4Q20 Net Interest Margin of 3.64% in 4Q20, flat compared with 3Q20, and down from 3.86% in 4Q19 Continued focus on cost of funds led to stable margin quarter over quarter Downward repricing on deposits lowered cost of interest-bearing deposits 13 bps during the quarter Noninterest Income Mortgage banking Revenue increased $59.9 million, or 180.5%, in 4Q20 compared with 4Q19 Production increased $1.24 billion, or 79.4%, over the same period. SBA revenues – noninterest income decreased 50.8%, compared with 4Q19 due to decreased volume of loans sold.

Net Interest Margin Loan Production Details Period Fixed Rate Variable Rate Total 4Q20 $ 588.4 3.77% $ 196.5 4.14% $ 784.9 3.86% 3Q20 $ 474.9 3.78% $ 394.1 4.27% $ 869.0 4.00% 2Q20 $ 275.4 3.88% $ 196.7 4.55% $ 472.1 4.16% Spread Income and Margin: Average earning assets were up $80.1 million, while spread income increased $814,000 Margin flat from 3Q20 and down 22bps from 4Q19 Decrease in accretion income due to decline in payoff accretion compared with both 3Q20 and 4Q19 PPP income of $13.8 million, including $6.3 million related to acceleration of fee income on PPP forgiveness Deposit costs decreased by 8bps Growth in noninterest bearing deposits during the fourth quarter such that noninterest bearing deposits are over 36% of total deposits at quarter end Accretion income as a part of our revenues: 2.5% of revenue in 2020 2.8% of revenue in 2019 2.6% of revenue in 2018 2.9% of revenue in 2017

Expenses Steady, Adjusted Operating Expenses(1) OPEX Highlights: Total adjusted operating expenses decreased $2.2 million in 4Q20 compared with 3Q20 Increase of $2.5 million in Q4 20 Banking division operating expenses primarily due to: $1.0 million contribution to Ameris Bank Foundation $765,000 related to termination of remaining loss share agreements with the FDIC $532,000 in OREO write-downs Decrease in lines of business operating expenses is due to decreased variable costs (primarily incentives) driven by decreased production and revenue levels $4.7 million decrease in retail mortgage $571,000 decrease in SBA Continue to drive expense control behaviors throughout the Company to fund future technology and innovation costs 1 – Adjusted Operating Expenses exclude merger and conversion charges, restructuring charges related to branch consolidation plan and efficiency initiatives, natural disaster and pandemic charges, expenses related to SEC and DOJ investigation and (gain) loss on sale of premises.

Capital and TBV Consistent Growth in TBV Steady Capital Levels Support Growth Rate Historically, consistent growth in TBV TBV increased $1.23 per share in 4Q20: $1.20 from retained earnings $0.03 from all other items including treasury stock transactions TBV negatively impacted $0.82 by adoption of CECL in 1Q20 TCE / TA at quarter end of 8.47%, up from 8.27% at the end of 3Q20 primarily due to retained earnings PPP loans impacted TCE/TA by 38bps at quarter end 4Q20 Adjusted ROTCE of 25.04%

Loan Diversification and Credit Quality

Diversified Loan Portfolio 4Q20 Loan Portfolio Loan portfolio is well-diversified across all loan types C&I loans represent the largest category of loans PPP loans totaled $848.2 million at YE20, which added ~5% to this category Only 11% of total loans are construction or A&D loans Average loan size is $73.2 thousand across all loan types CRE and C&D concentrations are 253% and 78%, respectively, at YE20 Linked-quarter EOP loan growth was ($462.7) million, primarily the result of a net reduction in PPP loans of $251.4 million and the designation of a consumer loan portfolio as HFS totaling $119.0 million Annualized loan growth for 2020 was 13.0%. Net of PPP loans, growth was 6.5% for 2020.

Diversified Loan Portfolio In-house lending limit is $50.0 million versus our legal lending limit of $536.7 million Largest commitment of $100.0 million represents Mortgage Warehouse line of credit comprised of well diversified, individual mortgage loans Largest single commercial loan is $60.4 million committed exposure that is fully secured by cash in Ameris Bank Total participations purchased are less than 1% of outstanding balances Updated as of: 44196 BASED ON SUPER TRIAL RELATIONSHIPS Relationship Summary Relationship Groupings Total Committed Exposure (MM's) % of Total Legacy (FIS) Portfolio Top 25 Relationships $1,629.5 9.3% Total Super Trial Loans - TCE Top 50 Relationships $2,594 0.14733362489563395 $17,606.3 Top 100 Relationships $4,019.9 0.22832168030761718 Top 250 Relationships $6,315.9 0.35872954567399168 Top 300 Relationships $6,776.8 0.38490767509357449 Individual Groupings Total Committed Exposure (MM's) Largest Relationship $100 10th Largest $67.5 50th Largest $34 100th Largest $24.6 200th Largest $12.7 300th Largest $8.1999999999999993 # of Relationships Relationship Size (MM's) 1 $100 50 $34 100 $24.6 150 $16.3 200 $12.7 250 $10.199999999999999 300 $8.1999999999999993

COVID-19 Response 4Q20 COVID-related Payment Extensions As a % of Portfolio Volume Our COVID-19 disaster program included an initial payment extension for up to 90-days. Additional deferrals were available for customers that continued to be impacted by the pandemic since that time Through YE20, we had provided payment relief to > 11,000 customers totaling $2.4 billion across all loan products, which equated to 18% of Total Loans, excluding PPP loans Customers who reverted to pre-COVID payments totaled $2.1 billion, or 84% of total deferrals Customers that remain on deferral totaled $391.4 million, which equated to 2.9% of Total Loans SBA’s Paycheck Protection Program – at YE20, 7,620 customers & balances totaling $848.2 million Of the total PPP loans, 6,417 loans (84% of total) for $254.1 million were < $150,000, which is currently the SBA’s threshold for the streamlined PPP forgiveness process Updated as of: 44196 Break at $350M SBA Fee Category Count Dollars Approved (MM's) Avg Size (MM's) Loan Size Category Count Dollars Approved (MM's) Avg Size (MM's) NAICS Code Total (MM's) % of Total NAICS Description 0.01 35 $120.8 $3.4514285714285715 < $50M 4,463 $84 $1.8821420569123906E-2 722511 $43.8 5.2% Full-Service Restaurants 0.03 422 $305.3 $0.72345971563981049 $50M - $150M 1,954 $170.5 $8.7256908904810651E-2 621111 $34.1 4.3% Offices of Physicians (except Mental Health Specialists) 0.05 7,173 $422.1 $5.8845671267252202E-2 $150M - $500M 915 $235.1 $0.25693989071038253 541110 $32.799999999999997 3.9% Offices of Lawyers Totals 7,630 $848.2 $0.11116644823066842 $500M - $2MM 263 $237.8 $0.90418250950570345 238220 $29.7 3.5% Plumbing, Heating, and Air-Conditioning Contractors > $2MM 35 $120.8 $3.4514285714285715 721110 $25.4 3.3% Hotels (except Casino Hotels) and Motels Totals 7,630 $848.2 $0.11116644823066842 722513 $19.5 2.3% Limited-Service Restaurants 44104 813110 $17.100000000000001 2.2% Religious Organizations Dollars 236115 $16.7 1.9744620477654292 New Single-Family Housing Construction (except For-Sale Builders) Number of Approved 611110 $14.6 1.7% Elementary and Secondary Schools Loans (MM's) 622110 $14.3 1.7% General Medical and Surgical Hospitals 8140 $526.29999999999995 Total Top 10 $248 0.29321352565618353 607 $447.9 36 $123 Total PPP $845.8 8783 $1,097.1999999999998 Change Dollars Number of Approved Loans (MM's) -967 $-,104.19999999999993 -185 $-,142.59999999999997 -1 $-2.2000000000000028 -1153 $-,248.99999999999977

Allowance for Loan Losses The ALLL totaled $199.4 million at YE20, a net decrease of $32.5 million, or 14% from 3Q20 The reserve for unfunded commitments totaled $32.9 million, an increase of $5.5 million, or 20% from 3Q20 During 4Q20, $1.5 million of prior provision expense was reversed, primarily the result of an improving forecast model Certain Q-Factor overlays accounted for an increase in the ALLL of $30.9 million The YE20 ALLL equated to 1.38% of Gross Loans and 1.46%, net of PPP Loans 4Q20 CECL Reserve Updated as of: 44196 ALLL Summary Reserve Change due to Loan Growth ALLL at 9/30/2020 Loan Growth Net Charge-Offs Specific Reserves Q-Factor Changes Model Changes ALLL at 12/31/2020 9/30/2020 Portfolio x PPP % LLR 12/31/2020 Portfolio x PPP % LLR Change Reserve impact 4Q20 Allowance Coverage Outstanding Balance (MM's) ALLL (MM's) % ALLL 4Q20 Allowance Coverage Outstanding Balance (MM's) ALLL (MM's) % ALLL Agriculture $2.2000000000000002 $-0.37145405887600347 $0 $0.4 $0.7 $-0.52854594112399655 $2.4 $258.89999999999998 8.4974893781382781E-3 $224.2 1.0704727921498663E-2 $-34.699999999999989 $-0.37145405887600347 Total Loans $14,480.9 $199.4 1.3769862370432777E-2 Gross Loans $14,470.3 $199.4 1.3779949275412397E-2 CFIA $15.1 $-0.33302081143577794 $-5.1999999999999993 $0 $1.6 $0.53302081143577551 $11.7 $2,446.1999999999998 6.17283950617284E-3 $2,378.5 4.9190666386377969E-3 $-67.699999999999818 $-0.33302081143577794 less: PPP Loans $-,848.2 Unfunded Commitments $3,090.3 $32.9 1.064621557777562E-2 Real Estate - Investor CRE $124.5 $2.4562571888658762 $-16.599999999999998 $13.799999999999999 $26.7 $-31.556257188865882 $119.3 $5,109 2.4368761009982386E-2 $5,216.3999999999996 2.2870178667280118E-2 $107.39999999999964 $2.4562571888658762 Net Loans $13,632.699999999999 $199.4 1.4626596345551506E-2 Reserves / Total Loans + Unfunded $17,560.599999999999 $232.3 1.3228477386877444E-2 Real Estate - Owner Occupied $17.7 $0.59443347808922264 $-0.1 $0.6 $0 $-6.1944334780892216 $12.6 $1,448.1 1.2222912782266419E-2 $1,519.8 8.2905645479668371E-3 $71.700000000000045 $0.59443347808922264 Unfunded Commitments $3,085.7 $32.9 1.0662086398548142E-2 Real Estate - Residential $47.1 $-0.14741464125641807 $0.1 $0.6 $0.8 $-4.952585358743586 $43.5 $2,753.6 1.7104880883207437E-2 $2,744.3 1.5851036694238967E-2 $-9.2999999999997272 $-0.14741464125641807 Reserves / Total Loans + Unfunded $17,566.599999999999 $232.3 1.3223959104209126E-2 Consumer $19.399999999999999 $-1.726708074534161 $-2.4 $0 $1.1000000000000001 $-10.373291925465837 $6 $1,119.5999999999999 1.7327617006073597E-2 $869.4 6.901311249137336E-3 $-,250.19999999999993 $-1.726708074534161 US Premium Finance $5.9 $9.213020189534428E-2 $-1.6 $-1.5 $0 $1.0078697981046556 $3.9 $710.9 8.299338866225912E-3 $728.1 5.356407086938607E-3 $17.200000000000045 $9.213020189534428E-2 Other $0 $0 $0 $0 $0 $0 $0 Inc / (Dec) $0 0 $-56.3 0 $-56.3 $0 $231.9 $0.56422328274808264 $-25.799999999999997 $13.899999999999999 $30.900000000000002 $-52.064223282748088 $199.4 $-32.5 $13,846.300000000001 1.6748156547236444E-2 $13,624.400000000001 1.4635506884706849E-2 $-,221.89999999999975 $0.56422328274808264 Unfunded Commitments $27.4 $0 $0 $0 $0 $5.5 $32.9 $5.5 PPP $1,097.2 $845.9 Other Loans $0 $0 $14,943.500000000002 $14,470.300000000001 1.3779949275412396E-2 ALLL at 9/30/2020 Loan Growth Net Charge-Offs Specific Reserves Q-Factor Changes Model Changes ALLL at 12/31/2020 $231.9 $0.56422328274808264 $-25.799999999999997 $13.899999999999999 $30.900000000000002 $-52.064223282748088 $199.4

NPA / Charge-Off Trend Non-Performing Assets (“NPA”) decreased to $97.2 million at YE20, primarily as a result of: $23.8 million decrease in hotel nonaccrual loans as a result of the note sale Decrease in portfolio mortgage nonaccrual loans of $31.7 million, as borrowers were placed in new CARES Act deferral programs Net OREO reduction of $6.4 million. As a percentage of Total Assets, Total NPAs decreased to 0.48%. Net Charge-Offs (“NCO”) totaled $25.8 million in 4Q20, which equated to an annualized NCO ratio of 0.70% NCOs as a result of the hotel note sale totaled $17.2 million YTD NCOs totaled $43.0 million, which equated to an annualized NCO ratio of 0.31%. Net of the hotel note sale, the YTD NCO ratio was 0.18%.

Investor CRE Loans ~ 94% of CRE loans are concentrated within our four-state footprint, primarily in the Bank’s primary MSAs of Atlanta, Jacksonville, Orlando, Tallahassee, Columbia, Savannah and Charleston Loans outside the Bank’s footprint are generally acquired loans or SBA guaranteed Updated as of: 44196 Excludes Service Director CONST Loans Investor CRE Portfolio (CRE, MULTI, CONST) Investor CRE by MSA Loan Type Outstanding (MM's) % NPL % PD Avg Size Commitment (000's) MSA Outstanding (MM's) % of Total Construction Loans: Atlanta GA $1,534.9 0.30114383252565285 RRE - Spec & Models $200.1 3.5000000000000001E-3 2.5999999999999999E-3 $377.4 Jacksonville FL $708.9 0.13908454158410011 RRE - Presold $187.6 1.7000000000000001E-2 0 $273.7 Orlando FL $322.89999999999998 6.3% RRE - Subdivisions $34.5 2.8999999999999998E-3 0 $1,455.6 Charleston SC $250.8 4.9% RRE - Lots & Land $86.2 1.44E-2 4.4000000000000003E-3 $139.4 Greenville SC $149.4 2.9% Sub-Total RRE Construction $508.4 1.03E-2 1.8E-3 $291.8 Tampa FL $149.1 2.9% CML - Improved $877.3 0 0 $7,594.6 Columbia SC $145.1 2.8% CML - Raw Land & Other $90.4 6.1000000000000004E-3 5.0000000000000001E-4 $360 Tallahassee FL $140.30000000000001 2.8% Sub-Total CRE Construction $967.69999999999993 5.9999999999999995E-4 0 $3,615.6 Savannah GA $133 2.6% Total Construction Loans $1,476.1 3.8999999999999998E-3 5.9999999999999995E-4 $760.2 Gainesville FL $101.2 1.9855206105672072 All Other MSAs $698.6 0.13706370538955051 Term Loans: Non-MSAs w/in Footprint $441.8 8.7% Office $825.2 2.0000000000000001E-4 1.2999999999999999E-3 $1,657.2 Other Markets $320.89999999999998 6.3% General Retail $571.5 1.1000000000000001E-3 5.9999999999999995E-4 $1,059.5 Grand Total $5,096.9000000000005 0.99999999999999978 Hotels / Motels $429.3 1.5E-3 6.9999999999999999E-4 $2,894.2 Strip Center, Anchored $443.7 0 0 $5,770.2 Multi-Family $362.5 5.9999999999999995E-4 0 $2,195.6999999999998 Warehouse / Industrial $285.2 2.7000000000000001E-3 8.9999999999999998E-4 $1,153.5999999999999 Strip Center, Non-Anchored $323.7 0 0 $1,957.4 Assisted Living Facilities $126.8 4.0000000000000002E-4 0 $3,308 Mini-Storage Warehouse $166.4 0 0 $1,875 Misc CRE (Church, etc) $86.5 2.9999999999999997E-4 2.9999999999999997E-4 $830.1 Other $0 0 0 $0 Sub-Total CRE Term Loans $3,620.7999999999997 6.9999999999999999E-4 5.9999999999999995E-4 $1,740.9 Grand Total Investor CRE Loans $5,096.8999999999996 1.5E-3 5.9999999999999995E-4 $1,130 CML-Improved Construction Loan Breakdown Collateral Type TCE Office $257.60000000000002 0.15074906367041196 General Retail $153.30000000000001 8.9712078651685373E-2 Hotels $117.5 6.8761704119850164E-2 Strip Center, Anchored $155.1 9.0765449438202223E-2 Multi-Family $674.2 0.39454588014981268 Warehouse / Industrial $97.5 5.7057584269662905E-2 Strip Center, Non-Anchored $74.8 4.3773408239700363E-2 Assisted Living $59.7 3.493679775280898E-2 Mini-Storage $71.2 4.1666666666666657E-2 Misc CRE $47.9 2.8031367041198494E-2 $1,708.8000000000004 0.99999999999999978

Hotel Exposure Hotel exposure totaled $515.6 million at YE20, or 3.8% of Total Loans (excluding PPP loans). Approximately 14% of total committed exposure guaranteed by US Government Agencies (SBA or USDA). Top-Tier brands represent > 82% of exposure. All National brands totaled > 95% of committed balances. Approximately 80% of exposure located within the Bank’s primary MSAs. At YE20, $93.0 million, or 18% of outstanding loans remained under some form of payment deferral In 4Q20, we sold $87.5 million of the hotel portfolio (25 loans) for 82% of book value: $55.6 million (57% of total) were classified loans $39.7 million (41% of total) were TDRs $23.8 million (25% of total) were nonaccrual loans Hotels by Product # $$ Committed Balance (MM's) $$ Outstanding (MM's) $$ Avg Committed Balance (M's) Term CRE 94 $378.4 $375.1 $4.0255319148936168 In-Process Construction 7 $96.3 $69.599999999999994 $13.757142857142856 Government Guaranteed (SBA, USDA) 62 $77 $70.900000000000006 $1.2419354838709677 Totals 163 $551.70000000000005 $515.6 $3.3846625766871168 TCE Hotel Portfolio by Brands # Net FMV TCE Avg FMV Avg TCE $$ GGL % GGL National Economy 55 $68.3 $69.3 $1.2418181818181817 $1.26 24.5 0.35353535353535354 Non-Flagged 38 $26.7 $27 $0.70263157894736838 $0.71052631578947367 4.7 0.17407407407407408 Top Tier 70 $420.6 $455.3 $6.0085714285714289 $6.5042857142857144 47.8 0.10498572369866022 Grand Total 163 $515.6 $551.6 $3.1631901840490797 $3.3840490797546012 $77 0.13959390862944163 Top Tier + Nat Eco $524.6% 0.95105148658448146 MSA # Net FMV TCE Avg FMV Avg TCE Atlanta, GA 18 $98.2 $105.8 $5.4555555555555557 $5.8777777777777773 Jacksonville, FL 19 $88.2 $110.6 $4.6421052631578945 $5.8210526315789473 Orlando, FL 14 $65.2 $65.2 $4.6571428571428575 $4.6571428571428575 Columbia, SC 4 $44.7 $44.7 $11.175000000000001 $11.175000000000001 Tampa, FL 3 $25.3 $25.4 $8.4333333333333336 $8.4666666666666668 Savannah, GA 15 $22 $22.3 $1.4666666666666666 $1.4866666666666668 All Other MSAs 28 $98.3 $101.5 $3.5107142857142857 $3.625 No MSA 62 $73.7 $76.2 $1.1887096774193548 $1.2290322580645161 Grand Total 163 $515.6 $551.69999999999993 $3.1631901840490797 $3.3846625766871163

Commercial Real Estate Production 4Q20 Commercial Real Estate Production Summary: 4Q20 Construction and Development Loan Production Summary: 4Q20 production of C&D and CRE loans - $1.05 billion committed exposure Residential Real Estate Construction: Spec & model to pre-sold ratio of 0.7:1 RRE construction portfolio global spec to pre-sold ratio was 1.1:1 Total spec loans at low average loan size of $263.9 thousand Investor CRE 4Q20 production: Production totaled $752.3 million, a 65% increase over 3Q20 production Weighted Average 1.69:1 debt service coverage Weighted Average 61.4% loan/value Updated as of: 44196 Production New CRE Guaranty Structure Loan Type Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Guaranty Structure Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* From Super Trial Office $142.5 $199.4 1.85 0.63400000000000001 Non-Recourse $235.1 $295.39999999999998 1.77 0.57799999999999996 Mortgages $0 Multi-Family $10.3 $150.69999999999999 1.71 0.52700000000000002 Burn Off Guaranty $17.899999999999999 $191.4 1.72 0.622 Legacy $0 Strip Center, Anchored $108.5 $149.4 1.68 0.61199999999999999 Full Guaranty $112.2 $142.6 1.61 0.64500000000000002 USPF $0 Retail (inc Single-Tenant) $78.5 $97.9 1.51 0.70499999999999996 Limited Guaranty - By % $44.1 $50.1 1.39 0.73560000000000003 WHSE $0 Warehouse / Industrial $13.1 $48.3 1.82 0.59599999999999997 Limited Guaranty - By $$ $0 $33.799999999999997 1.64 0.59699999999999998 PPP $0 Strip Center, Non-Anchored $28.1 $41.1 1.63 0.67800000000000005 Exempt / Direct Debt $10.9 $23.3 1.89 0.65500000000000003 INST Purchases $0 Misc CRE (Church, etc.) $15.7 $28.2 1.24 0.72699999999999998 Burn Down Guaranty $9 $15.7 1.45 0.53680000000000005 Mini-Storage Warehouses $17.899999999999999 $18.5 1.6 0.36199999999999999 Total CRE Loans $429.2 $752.3 0 0.0% $0 Other CRE Types $8.6 $12.2 1.71 0.54900000000000004 *Based on the average of all loans in that category > $250M Committed Exposure Hotels $6 $6.6 1 0.8 Total CRE Loans $429.20000000000005 $752.30000000000007 1.69 0.61399999999999999 *Based on the average of all loans in that category > $250M Committed Exposure New C&D Loan Type Outstanding (MM's) Committed Exposure (MM's) Avg Size Commitment (000's) RRE Construction - Pre-Sold $59.1 $162.80000000000001 $272.60000000000002 RRE Construction - Spec $37.5 $120.1 $263.89999999999998 A&D, RRE Lots, Other Land Loans $11.5 $13.7 $319.60000000000002 RRE Construction - Model $0.5 $0.8 $283 Total Construction Loans $108.6 $297.39999999999998 $270.89999999999998 Updated as of: 44196 Production New CRE Guaranty Structure Loan Type Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Guaranty Structure Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* From Super Trial Office $142.5 $199.4 1.85 0.63400000000000001 Non-Recourse $235.1 $295.39999999999998 1.77 0.57799999999999996 Mortgages $0 Multi-Family $10.3 $150.69999999999999 1.71 0.52700000000000002 Burn Off Guaranty $17.899999999999999 $191.4 1.72 0.622 Legacy $0 Strip Center, Anchored $108.5 $149.4 1.68 0.61199999999999999 Full Guaranty $112.2 $142.6 1.61 0.64500000000000002 USPF $0 Retail (inc Single-Tenant) $78.5 $97.9 1.51 0.70499999999999996 Limited Guaranty - By % $44.1 $50.1 1.39 0.73560000000000003 WHSE $0 Warehouse / Industrial $13.1 $48.3 1.82 0.59599999999999997 Limited Guaranty - By $$ $0 $33.799999999999997 1.64 0.59699999999999998 PPP $0 Strip Center, Non-Anchored $28.1 $41.1 1.63 0.67800000000000005 Exempt / Direct Debt $10.9 $23.3 1.89 0.65500000000000003 INST Purchases $0 Misc CRE (Church, etc.) $15.7 $28.2 1.24 0.72699999999999998 Burn Down Guaranty $9 $15.7 1.45 0.53680000000000005 Mini-Storage Warehouses $17.899999999999999 $18.5 1.6 0.36199999999999999 Total CRE Loans $429.2 $752.3 0 0.0% $0 Other CRE Types $8.6 $12.2 1.71 0.54900000000000004 *Based on the average of all loans in that category > $250M Committed Exposure Hotels $6 $6.6 1 0.8 Total CRE Loans $429.20000000000005 $752.30000000000007 1.69 0.61399999999999999 *Based on the average of all loans in that category > $250M Committed Exposure New C&D Loan Type Outstanding (MM's) Committed Exposure (MM's) Avg Size Commitment (000's) RRE Construction - Pre-Sold $59.1 $162.80000000000001 $272.60000000000002 RRE Construction - Spec $37.5 $120.1 $263.89999999999998 A&D, RRE Lots, Other Land Loans $11.5 $13.7 $319.60000000000002 RRE Construction - Model $0.5 $0.8 $283 Total Construction Loans $108.6 $297.39999999999998 $270.89999999999998

C&I Loans US Premium Finance 4Q20 production statistics: Mortgage Warehouse Division funded $4.6 billion in 4Q20, a 100% increase over 4Q19 YTD, total loans funded were $14.6 billion 4Q20 Statistics: Total approved guidance lines = $1.6 billion Average days on line = 14 days No losses since 2016 Updated as of: 44196 BASED ON SUPER TRIAL CFIA LOANS USPF Production CFIA Loans Current Year Loan Type Outstanding (MM's) % of Portfolio % NPL % PD Avg Loan Size (000's) 4Q20 Rolling 12-mos Avg of Workdays from Trailing: 12 Months MTD QTD YTD PPP Loans $0 #DIV/0! 0 0 $0 New Production ($MM's) $428.7 $1,693.6 Average AR ,728,568,849.4023778 ,725,872,439.10333312 ,736,827,497.7099998 ,728,206,566.23157442 Mortgage Warehouse / MSR $0 #DIV/0! 0 0 $0 Weighted-Avg Down Payment 0.23400000000000001 0.22800000000000001 Total AF 1,693,635,920.1300004 ,165,918,415.44999999 ,428,677,860.47999984 1,705,989,547.1600006 US Premium Finance $0 #DIV/0! 0 0 $0 Weighted-Avg # Instalments 9.6999999999999993 9.6999999999999993 Total Units ,102,607 8,164 25,061 ,103,298 Equipment $0 #DIV/0! 0 0 $0 Avg Loan Size 16,506.46567290734 20,323.176806712396 17,105.377298591429 16,515.223403744512 Ameris Equipment Finance (AEF) $0 #DIV/0! 0 0 $0 Wtd Avg DP % 0.2283325323285624 0.23258572043703804 0.23387327987377607 0.22708259999309333 Patriot Capital $0 #DIV/0! 0 0 $0 Wtd Avg Maturity (Months) 9.6559321470592838 9.6720283997111594 9.6748876911484434 9.6550952158519756 A/R & Inventory $0 #DIV/0! 0 0 $0 Avg Daily # of Quotes 808.03174603174602 798.04761904761904 795 807.66929133858264 Government Guaranteed Lending $0 #DIV/0! 0 0 $0 Avg Daily AF 6,720,777.4608333344 7,900,876.9261904759 6,914,159.399999972 6,716,494.2801574823 Other $0 #DIV/0! 0 0 $0 Avg Daily Units 407.17063492063494 388.76190476190476 404.20967741935482 406.68503937007875 Totals $0 100.0% 0 0 $0 Avg Daily Deposits 6,938,936.3142460342 8,067,458.8919047611 7,613,741.4424193548 6,975,587.7245669309 Avg Exposure % of AR 4.1778381735255547E-2 5.1526485346526853E-2 5.2581367304792556E-2 4.168686183975933E-2 C&I Total from page 1 $3,528.2130000000002 Avg Cxld $ Ratio 3.4239739623238542E-2 2.8980202385959612E-2 3.0072307946487069E-2 3.4253767324098156E-2 Avg Cxld Units Ratio 4.7790982562861239E-2 3.5720663276960898E-2 3.4634328424707692E-2 4.7820290358765741E-2 Difference $-3,528.2130000000002 Wtd Avg APR 7.6684401505416305E-2 7.0028410424008106E-2 7.5957784202258266E-2 7.67695221831632E-2 APP 1.6103505520476617E-2 1.5691227524286089E-2 1.6860137502925317E-2 1.6158772678699564E-2 WA Agent Buy Rate 6.0580895984939688E-2 5.4337182899722017E-2 5.9097646699332949E-2 6.0610749504463636E-2 Ameris Wtd Avg Buy Rate 3.6250669781978863E-2 3.1629855616578717E-2 3.3161970585463885E-2 3.6322849989510179E-2 Wtd Avg 6 Mo FHLB Rate 5.2075589898630727E-3 2.3933110199552592E-3 2.4754588309267478E-3 5.2951034528377332E-3 Est. Net Interest Margin % 3.1043110792115788E-2 2.9236544596623459E-2 3.0686511754537137E-2 3.1027746536672444E-2 Average 1 Mo FHLB Rate 5.0297619047619032E-3 2.2000000000000001E-3 2.2435483870967723E-3 5.1220472440944862E-3 Updated as of: 44196 BASED ON SUPER TRIAL CFIA LOANS USPF Production CFIA Loans Current Year Loan Type Outstanding (MM's) % of Portfolio % NPL % PD Avg Loan Size (000's) 4Q20 Rolling 12-mos Avg of Workdays from Trailing: 12 Months MTD QTD YTD PPP Loans $848.19999999999993 0.26173357607924219 0 1E-4 $111 New Production ($MM's) $428.7 $1,693.6 Average AR ,728,568,849.4023778 ,725,872,439.10333312 ,736,827,497.7099998 ,728,206,566.23157442 Mortgage Warehouse / MSR $994.4 0.30684728608016792 0 0 $9,845.6 Weighted-Avg Down Payment 0.23400000000000001 0.22800000000000001 Total AF 1,693,635,920.1300004 ,165,918,415.44999999 ,428,677,860.47999984 1,705,989,547.1600006 US Premium Finance $690.8 0.2131638226309131 9.5999999999999992E-3 1.61E-2 $10.1 Weighted-Avg # Instalments 9.6999999999999993 9.6999999999999993 Total Units ,102,607 8,164 25,061 ,103,298 Equipment $148.1 4.6% 1.15E-2 1.4E-3 $66.400000000000006 Avg Loan Size 16,506.46567290734 20,323.176806712396 17,105.377298591429 16,515.223403744512 Ameris Equipment Finance (AEF) $79.099999999999994 2.4% 1.77E-2 5.1000000000000004E-3 $218.6 Wtd Avg DP % 0.2283325323285624 0.23258572043703804 0.23387327987377607 0.22708259999309333 Patriot Capital $68.599999999999994 2.1% 7.3000000000000001E-3 2.4799999999999999E-2 $64.599999999999994 Wtd Avg Maturity (Months) 9.6559321470592838 9.6720283997111594 9.6748876911484434 9.6550952158519756 A/R & Inventory $84.7 2.6% 2.1299999999999999E-2 3.5000000000000001E-3 $152.30000000000001 Avg Daily # of Quotes 808.03174603174602 798.04761904761904 795 807.66929133858264 Government Guaranteed Lending $41.4 1.3% 0.1014 1.21E-2 $108.4 Avg Daily AF 6,720,777.4608333344 7,900,876.9261904759 6,914,159.399999972 6,716,494.2801574823 Other $285.39999999999998 8.8% 3.5000000000000001E-3 3.8E-3 $157.9 Avg Daily Units 407.17063492063494 388.76190476190476 404.20967741935482 406.68503937007875 Totals $3,240.6999999999994 100.0% 5.3E-3 4.7999999999999996E-3 $39.4 Avg Daily Deposits 6,938,936.3142460342 8,067,458.8919047611 7,613,741.4424193548 6,975,587.7245669309 Avg Exposure % of AR 4.1778381735255547E-2 5.1526485346526853E-2 5.2581367304792556E-2 4.168686183975933E-2 C&I Total from page 1 $3,190.2350000000001 Avg Cxld $ Ratio 3.4239739623238542E-2 2.8980202385959612E-2 3.0072307946487069E-2 3.4253767324098156E-2 Avg Cxld Units Ratio 4.7790982562861239E-2 3.5720663276960898E-2 3.4634328424707692E-2 4.7820290358765741E-2 Difference $50.464999999999236 Wtd Avg APR 7.6684401505416305E-2 7.0028410424008106E-2 7.5957784202258266E-2 7.67695221831632E-2 APP 1.6103505520476617E-2 1.5691227524286089E-2 1.6860137502925317E-2 1.6158772678699564E-2 WA Agent Buy Rate 6.0580895984939688E-2 5.4337182899722017E-2 5.9097646699332949E-2 6.0610749504463636E-2 Ameris Wtd Avg Buy Rate 3.6250669781978863E-2 3.1629855616578717E-2 3.3161970585463885E-2 3.6322849989510179E-2 Wtd Avg 6 Mo FHLB Rate 5.2075589898630727E-3 2.3933110199552592E-3 2.4754588309267478E-3 5.2951034528377332E-3 Est. Net Interest Margin % 3.1043110792115788E-2 2.9236544596623459E-2 3.0686511754537137E-2 3.1027746536672444E-2 Average 1 Mo FHLB Rate 5.0297619047619032E-3 2.2000000000000001E-3 2.2435483870967723E-3 5.1220472440944862E-3

Ameris Bancorp Press Release & Financial Highlights December 31, 2020